EXECUTION COPY

                             AMARIN CORPORATION PLC
                                 7 CURZON STREET
                                 LONDON W1J 5HG

                                                            As of April 11, 2006
Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York  10013

           Additional Series of Restricted ADSs - Cusip No.: 023111ZZ3

Ladies and Gentlemen:

            Reference is made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") issued thereunder and
(ii) the letter agreement, dated as of March 29, 2006 (the "Letter Agreement"), between the Company and the Depositary relating to the issuance of Restricted ADSs (as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement.

            Pursuant to the Letter Agreement, the Company and the Depositary established procedures to enable owners of its Shares that constitute Restricted Securities to hold such Shares in the form of Restricted ADSs. This letter agreement (the "Supplemental Letter Agreement") is being entered into between the Company and the Depositary pursuant to, and as contemplated by, the Letter Agreement, and shall be subject to the terms of the Letter Agreement and the Deposit Agreement. The purpose and intent of this Supplemental Letter Agreement is to supplement the Letter Agreement for the purpose of providing for the deposit of Shares that are Restricted Securities into the Company's ADR facility and the issuance of a new series of Restricted ADSs relating to such Shares at the request of the Company.

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

            Additional Series of Restricted ADSs. The Company hereby consents, under Section 2.02 of the Deposit Agreement and Section 1 of the Letter Agreement, to the deposit by the Share Owners (the list of Share Owners attached hereto as Exhibit A, the "List of Share Owners") of 670,682 Restricted Shares and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs (CUSIP No.: 023111ZZ3) in respect thereof, upon the terms of the Letter Agreement, to the Share Owners or their respective designees specified therein. The Restricted ADSs described in the immediately preceding sentence and the Restricted ADRs evidencing such Restricted ADSs and the Share Owners specified on the List of Share Owners are referred to herein as the "Designated Restricted ADSs", the "Designated Restricted ADRs", and the "Designated Shareholders", respectively. The Designated Restricted ADSs, the Restricted Shares represented thereby, the Designated Restricted ADRs evidencing such Restricted ADSs and the Designated Shareholders shall constitute "Restricted ADSs", "Restricted Shares", "Restricted ADRs", and "Share Owners" for all purposes under the Letter Agreement and the transfer or cancellation thereof shall be subject to and effected only in accordance with the terms and conditions of the Letter Agreement and the Deposit Agreement, including any certification requirements and opinions of counsel as described therein, except as provided in this Supplemental Letter Agreement.

            Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The Designated Restricted ADRs shall contain the following legend:

      THIS RESTRICTED AMERICAN DEPOSITARY RECEIPT ("RESTRICTED ADR"), THE RESTRICTED AMERICAN DEPOSITARY SHARES ("RESTRICTED ADSs") EVIDENCED HEREBY AND THE UNDERLYING RESTRICTED SHARES ("RESTRICTED SHARES") OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE SUPPLEMENTAL LETTER AGREEMENT, DATED AS OF APRIL 11, 2006 (THE "SUPPLEMENTAL LETTER AGREEMENT"), AND THE DEPOSIT AGREEMENT, DATED AS OF MARCH 29, 1993, AS AMENDED AND SUPPLEMENTED PRIOR TO THE DATE HEREOF (AS SO AMENDED AND SUPPLEMENTED PRIOR TO THE DATE HEREOF, THE "DEPOSIT AGREEMENT"). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE SUPPLEMENTAL LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

      HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs EVIDENCED BY THIS RESTRICTED ADR BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE SUPPLEMENTAL LETTER AGREEMENT. AT THE TIME OF ISSUANCE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN

AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

      PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION IN THE FORM ATTACHED TO THE SUPPLEMENTAL LETTER AGREEMENT PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE SUPPLEMENTAL LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE SUPPLEMENTAL LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THESE SECURITIES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE SUPPLEMENTAL LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE SUPPLEMENTAL LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

            This Supplemental Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

            The Company and the Depositary have caused this Supplemental Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

                                              CITIBANK, N.A.
                                                       as Depositary


                                              By: /s/ Paul Martin
                                                  ------------------------------
                                                  Name:  Paul Martin
                                                  Title: Vice President

                                              AMARIN CORPORATION PLC


                                              By: /s/ Alan Cooke
                                                  ------------------------------
                                                  Name:  Alan Cooke
                                                  Title: Chief Financial Officer

EXHIBITS

      A     List of Share Owners
      B     Resale Certification and Instruction Letter
      C     Withdrawal Certification

                                    EXHIBIT A

                              _____________________

                              LIST OF SHARE OWNERS

                              _____________________

                                                                                    Number of Designated
Name of Share Owner                           Address of Share Owner              Restricted Shares Owned
-------------------                           ----------------------              -----------------------
Amarin Investment Holdings                    Clarendon House                                     302,170
Limited / Thomas Lynch                        2 Church Street
                                              Hamilton MH11, Bermuda

Simon G. Kukes                                ZAO Samara-Nafta, 4                                 261,881
                                              Smolensky Boulevard
                                              Moscow 119034, Russia

Sunninghill Limited                           Kleinwort Benson House                               67,148
                                              Wests Centre
                                              St. Helier
                                              Jersey JE4 8PQ, Channel Islands

J&E Davy Stockbrokers / Alan Cooke            60 Sandford Road                                     20,078
                                              Ranelagh
                                              Dublin 6, Ireland

John Groom                                    Mardleybury Manor                                    13,429
                                              Woolmer Green
                                              Knebworth, Herts SG3 6LU

Richard Stewart                               28 St. Georges Road                                   3,357
                                              Twickenham
                                              London TW1 1QP
                                              England

J&E Davy Stockbrokers / Darren                54 Carrickmines Avenue                                2,619
Cunningham                                    Carrickmines Wood
                                              Dublin 18, Ireland

                                    EXHIBIT B

                              _____________________

                   RESALE CERTIFICATION AND INSTRUCTION LETTER

                              _____________________

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.:  Broker Services

                  Amarin Corporation plc (Cusip No.: 023111ZZ3)

Dear Sirs:

            Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts (the "ADRs") evidencing by American Depositary Shares ("ADSs") issued thereunder, (ii) the Letter Agreement, dated as of March 29, 2006, by and between the Company and the Depositary, and (iii) the Supplemental Letter Agreement, dated as of April 11, 2006 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

            This Resale Certification is being provided in connection with our request to the Depositary to transfer __________(insert number) of Restricted ADSs (CUSIP No.: 023111ZZ3) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

            The undersigned certifies that (please check appropriate box below):

            * |_| Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not "Restricted Securities" (as defined in the Letter Agreement), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

            OR

            * |_| Sale Exempt from Registration (Rule 144(k) sales only): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not (x) held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least two years has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an affiliate of the Company,

            OR

            **|_| Sale Exempt from Registration (Sales Other than Pursuant to Rule 144(k)): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not "Restricted Securities" (as defined in the Letter Agreement.

            The undersigned hereby requests that the Depositary: (i) accept, for the issuance of ADSs, the surrender of

                   Restricted ADR(s) (Certificate Number(s)):


                             _______________________


                                   evidencing


                             _______________________
                   Restricted ADSs (CUSIP No.: 023111ZZ3), and

----------
* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

            (ii) following confirmation of receipt by the Depositary of the surrender of the Restricted ADR(s) provided for in (i) above, issue and deliver "free" the following number of ADSs:

                             _______________________
                             (CUSIP No.: 023111107)

to the person(s) identified below:

      1. If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

         Name of DTC Participant acting for
         undersigned:

         DTC Participant Account No.:

         Account No. for undersigned at DTC
         Participant (f/b/o information):

         Onward Delivery Instructions of undersigned:

         Contact person at DTC Participant:

         Daytime telephone number of contact person at DTC Participant:

      2. If ADSs are to be issued delivered in the form of an ADR:

         Name of Purchaser:

         Street Address:

         City, State, and Country:

         Nationality:

         Social Security or Tax Identification

         Number:

            The undersigned hereby instructs the Depositary to cancel the enclosed Restricted ADR evidencing the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to reissue a Restricted ADR evidencing the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.

                                                 [NAME OF CERTIFYING OWNER]


                                                 By: ___________________________
                                                     Name:
                                                     Title

Signature Guarantee:


_____________________
Name:
Title

                                    EXHIBIT C

                              _____________________

                            WITHDRAWAL CERTIFICATION

                              _____________________

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor/Zone 8
New York, New York  10043

Attn.: Broker Services

                  Amarin Corporation plc (Cusip No.: 023111ZZ3)

Dear Sirs:

            Reference is hereby made to (i) the Deposit Agreement, dated as of March 29, 1993, as amended by Amendment No. 1 to Deposit Agreement, dated as of October 8, 1998, and as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 25, 2002 (the Deposit Agreement as amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the "Deposit Agreement"), by and among Amarin Corporation plc (formerly known as "Ethical Holdings plc"), a corporation organized and existing under the laws of England (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders from time to time of American Depositary Receipts (the "ADRs") evidencing by American Depositary Shares ("ADSs") issued thereunder, (ii) the Letter Agreement, dated as of March 29, 2006, by and between the Company and the Depositary, and (iii) the Supplemental Letter Agreement, dated as of April 11, 2006 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

            This Withdrawal Certification is being furnished in connection with the withdrawal of Shares (as defined in the Letter Agreement) upon surrender of Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

            (A) We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Shares represented thereby have not been registered under the Securities Act; and

            (B) We certify that we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will sell the Shares in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States), and we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will not deposit, or cause to be deposited, such Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

                                                     Very truly yours,

                                                     [NAME OF CERTIFYING ENTITY]


                                                     By: _______________________
                                                         Name:
                                                         Title:
                                                         Date:

Signature Guarantee:


_______________________
Name:
Title:


                                      C-2